                                                                    EXHIBIT 23.2


                                   [LETTERHEAD]





INDEPENDENT AUDITORS CONSENT




            I consent to the use in this Registration Statement of TrueTraks, Incorporated on Form SB-2 of my report dated September 29, 1997, appearing in the Prospectus, which is part of this Registration Statement.










     /s/ Curtis Forse
----------------------------
Curtis Forse  CPA
September 29, 1997
Revised February 20, 1998